EXHIBIT 99.1

Deckers Brands Confirms Receipt of Director Nominations from Marcato Capital Management

GOLETA, Calif. – (BUSINESS WIRE) – September 13, 2017 – Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today confirmed that affiliates of Marcato Capital Management have nominated 10 director candidates to stand for election to the Board of Directors at Deckers’ 2017 Annual Meeting of Stockholders, which is currently scheduled to be held on December 14, 2017.

The Board of Directors will carefully review and consider Marcato’s candidates as it would any other potential directors to assess their ability to add value on the Board for the benefit of all stockholders.

Deckers issued the following statement:

Deckers welcomes open communications with its stockholders and values constructive input toward the shared goal of enhancing stockholder value. Although we engage regularly with our stockholders, it is Deckers’ policy not to comment on discussions with individual stockholders. However, it is important to note that members of the Board and senior management team have held a number of discussions with Marcato during the past 8 months and those discussions remain ongoing. Deckers has a strong and independent Board, with 3 new directors who have joined since 2014. The Board believes that it has an appropriate mix of skills, experience and leadership to drive performance and provide effective oversight. At the same time, the Board will give full and fair consideration to the nominees proposed by Marcato.

As previously announced on April 25, 2017, the Board is reviewing a broad range of strategic alternatives to enhance stockholder value. The Board has retained Moelis & Company LLC as its financial advisor and Wilson Sonsini Goodrich & Rosati, Professional Corporation as its legal counsel in connection with the review process. While the Board conducts its review, the entire Deckers team remains committed to improving operations and profitability.

As previously announced, Deckers is executing on a focused strategy to drive improvements in the business through streamlining its cost structure. Deckers continues to aggressively move forward with its $100 million operating profit improvement plan: in fiscal year 2018, Deckers expects to achieve net savings in excess of $30 million, and is targeting a similar cadence of savings each year through fiscal year 2020. To achieve this, Deckers is taking a number of actions to improve its gross profit margins, as well as its corporate overhead expense structure.

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has a 40-year history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Additional Information and Where to Find It

Deckers Outdoor Corporation (“Company”), its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Company plans to file a proxy statement (the “2017 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Karyn O. Barsa, Nelson C. Chan, Michael F. Devine, III, John M. Gibbons, Angel R. Martinez, John G. Perenchio, David Powers, James Quinn, Lauri M. Shanahan and Bonita C. Stewart, all of whom are members of the Company’s Board of Directors, and Thomas A. George, Chief Financial Officer, and Steve Fasching, Vice President, Strategy & Investor Relations, are participants in Company’s solicitation. Other than Mr. Martinez, none of such participants owns in excess of 1% of the Company’s common stock. Mr. Martinez may be deemed to own approximately 1.1% of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the 2017 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), which was filed with the SEC on July 25, 2016. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive 2017 Proxy Statement with the SEC, Company will mail the definitive 2017 Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, Company’s preliminary proxy statement, any amendments or supplements thereto and any other relevant documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov). Copies of Company’s definitive proxy statement, any amendments or supplements thereto and any other relevant documents filed by Company with the SEC in connection with the Annual Meeting will also be available, free of charge, at Company’s website (http://www.deckers.com) or by writing to Investor Relations, 250 Coromar Drive, Goleta, CA 93117. In addition, copies of these materials may be requested, free of charge, from the Company’s proxy solicitor by writing to Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, or calling toll-free to 877-750-0625.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to considerable risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding our operating profit improvement plan. We have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, as well as in our other filings with the Securities and Exchange Commission.

Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

Investor Contact:
Deckers Brands
Steve Fasching
VP, Strategy & Investor Relations
805.967.7611

or

Innisfree M&A Incorporated
Arthur B. Crozier
212.750.5833

or
Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Eric Brielmann / Amy Feng
415.869.3950